                                  EXHIBIT 10.2



                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of September 12, 2002, by and between THE GOODYEAR TIRE & RUBBER COMPANY, an Ohio corporation (the "Issuer"), and THE NORTHERN TRUST COMPANY, an Illinois banking corporation ("Northern"), as the trustee (in such capacity, the "Trustee") of The Goodyear Tire & Rubber Company Directed Retirement Trust (the "Retirement Trust") and, as investment manager/advisor (Northern, or any successor entity or entities appointed to act in such capacity, the "Investment Advisor"), for and on behalf of the 1950 Pension Plan of The Goodyear Tire & Rubber Company and The Goodyear Tire & Rubber Company Salaried Pension Plan (the "Pension Plans"), which Pension Plans are beneficiaries of this Agreement.

         WHEREAS, the Issuer has contributed 15,600,000 shares of its common stock, without par value (the "Common Stock") to the Retirement Trust, a repository of certain of the assets of the Pension Plans, on behalf of the Pension Plans, which Shares are held by the Retirement Trust for the benefit of the Pension Plans; and

         WHEREAS, the Investment Advisor has been appointed by The Goodyear Tire & Rubber Company Investment Committee, the named fiduciary (the "Named Fiduciary") of the Pension Plans (as determined in accordance with Section 402(a) of the Employee Retirement Income Security Act of 1974, as amended), to manage the assets of the Pension Plans held by the Retirement Trust, including certain shares of Common Stock held by the Retirement Trust pursuant to agreements dated June 17, 2002 and September 12, 2002, respectively, among the Issuer, the Named Fiduciary and the Investment Advisor, and to exercise all rights, powers and privileges appurtenant to such shares (subject to the termination of such appointment and the appointment of one or more other investment managers); and

         WHEREAS, the Investment Advisor has full power and authority to execute and deliver this Agreement for the account and on behalf of the Retirement Trust, and to so bind the Retirement Trust on behalf of the Pension Plans;

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Issuer, the Investment Advisor and the Retirement Trust, on behalf of the Pension Plans, hereby agree as follows:

         SECTION 1. DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, the following terms shall have the respective meanings set forth below:

         "Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

         "Affiliate" of any specified person means any other person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Business Day" means any day that the New York Stock Exchange, Inc. is open for business.

         "Commission" means the Securities and Exchange Commission.

         "Common Stock" means the Common Stock, without par value, of The Goodyear Tire & Rubber Company.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended and in effect from time to time.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

         "Investment Advisor" means The Northern Trust Company.

         "Issuer" means The Goodyear Tire & Rubber Company.

         "Losses" has the meaning set forth in Section 6(d) hereof.

         "Named Fiduciary" means The Goodyear Tire & Rubber Company Investment Committee.

         "Pension Plans" means and includes the 1950 Pension Plan of The Goodyear Tire & Rubber Company and The Goodyear Tire & Rubber Company Salaried Pension Plan.

         "Prospectus" means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all amendments and supplements to the Prospectus, including post-effective amendments.

         "Registrable Securities" means the Common Stock contributed from time to time by the Issuer to the Pension Plans, and held on behalf of the Pension Plans by the Retirement Trust, and any securities issued or issuable with respect to the contributed Common Stock in connection with any stock dividend, stock split (forward or reverse), combination of shares, recapitalization, merge, consolidation, redemption, exchange of securities or other reorganization or reclassification after the date hereof. In the event of any of the foregoing with respect to the Registrable Securities or similar transactions affecting the Registrable Securities, all references herein to any designation of securities and to any specific number of shares of Registrable Securities shall be appropriately adjusted to give effect thereto. As to any particular Registrable


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

Securities, such securities will cease to be Registrable Securities when they have been Transferred by the Retirement Trust on behalf of the Pension Plans.

         "Registration Statement" has the meaning set forth in Section 3(a) hereof.

         "Retirement Trust" means The Goodyear Tire & Rubber Company Directed Retirement Trust established pursuant to a Trust Agreement dated June 17, 2002, which holds certain assets on behalf of the Pension Plans.

         "Transfer" means any sale, transfer or other disposition of the Registrable Securities, whether by means of a Registration Statement hereunder or otherwise (including by way of a private placement or sale under Rule 144 under the Act), and "Transferred" shall have a meaning correlative to the foregoing.

         "Underwriter" means any underwriter of Registrable Securities in connection with an offering thereof under a Registration Statement; provided, that, except with respect to Section 6 hereof, if the Underwriters are represented by one or more lead or managing underwriters, reference herein to the "Underwriters" shall be deemed to refer to such lead or managing underwriter or underwriters as representatives of the several underwriters.

         "Underwritten Offering" means an offering in which the Registrable Securities are sold to an Underwriter for reoffering to the public.

         SECTION 2. LEGENDS ON CERTIFICATES REPRESENTING REGISTRABLE SECURITIES.

         (a) The Investment Advisor acknowledges that, subject to Section 2(b), each certificate representing the Registrable Securities shall conspicuously bear the legend set forth at Schedule I hereto.

         (b) The Issuer will instruct its transfer agent that the legend set forth in Section 2(a) shall be removed upon the Transfer of Registrable Securities by the Retirement Trust on behalf of the Pension Plans, if such Transfer is made in accordance with all applicable provisions of this Agreement and the Issuer determines that such legend is no longer required pursuant to, or deemed necessary or appropriate in order to effect compliance with, applicable law.

         (c) The Investment Advisor understands and acknowledges that the Registrable Securities have not been registered under the Act or any state securities law and that the Registrable Securities are "restricted securities" within the meaning of Rule 144 under the Act until such time as they are Transferred pursuant to an effective Registration Statement under the Act, or, in certain circumstances, an exemption therefrom in accordance with the agreements specified at Schedule II hereto.

         (d) Notwithstanding any provision to the contrary herein, the Investment Advisor and the Issuer agree that in exercising their respective rights and discharging their respective obligations under this Agreement, they will comply with the federal securities laws, ERISA, and all other requirements of applicable law.

         SECTION 3. SHELF REGISTRATION.

         (a) The Issuer hereby agrees with respect to any Registrable Securities that a registration statement on Form S-3 or other appropriate form pursuant to Rule 415 (or any similar rule that may be adopted by the Commission) under the Act for the resale of the Registrable Securities (such registration statement, including amendments or supplements thereto, a "Registration Statement") by the Investment Advisor acting on behalf of the Pension Plans and the Retirement Trust will be filed by the Issuer within 90 days following any request by the Investment Advisor made within one year after the date of the contribution of the respective Registrable Shares and that the Issuer will use its best efforts to cause such Registration Statement to be declared effective by the Commission as soon as possible thereafter and shall cause a registration statement to remain continuously effective for so long as the Registrable Securities are held on behalf of the Pension Plans. The Issuer shall notify the Retirement Trust on behalf of the Pension Plans when any such Registration Statement has been declared effective.

         (b) If at any time, or from time to time, the Investment Advisor proposes to cause the Retirement Trust (or other entity) acting on behalf of the Pension Plans to effect a Transfer of Registrable Securities pursuant to a Registration Statement, it shall notify the Issuer not less than ten business days prior to the commencement of the proposed transfer (a "Transfer Notice"). Each Transfer Notice shall specify the proposed timetable for the Transfer.

         (c) Notwithstanding anything to the contrary herein, the Issuer may postpone the filing or effectiveness of any Registration Statement, or suspend the use of any Prospectus included therein, at any time if the Issuer determines, in its reasonable judgment, that (i) appropriate financial statements will not be available when a Transfer is proposed to be made, or (ii) that such filing, effectiveness or proposed Transfer would (1) materially interfere with any proposal or plan by the Issuer or any of its Affiliates to engage in a material acquisition, merger, consolidation, tender offer, securities offering or other material transaction, significant work on which had commenced prior to receipt by the Issuer of the Transfer Notice relating to the proposed Transfer or (2) would require the Issuer to make a public disclosure of previously non-public information. Upon receipt by the Issuer of a Transfer Notice, the Issuer shall promptly notify the Investment Advisor, the Retirement Trust and the Pension Plans of any postponement or suspension pursuant to this paragraph. The Issuer agrees that it will terminate any such postponement or suspension as promptly as reasonably practicable, consistent with the consummation of such transactions and the ripeness for and appropriateness of public disclosure of the non-public information (as applicable), and will promptly notify the Investment Advisor, the Retirement Trust and the Pension Plans of such termination. In making any such determination to initiate or terminate a postponement or suspension, the Issuer shall not be required to consult with the Pension Plans, the Retirement Trust or the Investment Advisor and any such determination shall be Issuer's responsibility alone, and neither the Pension Plans nor the Retirement Trust nor the Investment Advisor shall have any responsibility or liability therefor.

         (d) The Investment Advisor agrees that it will not cause the Retirement Trust to make any transfer of Registrable Securities pursuant to any Registration Statement other than in accordance with the plan of distribution described therein and that it will keep (and will cause any Underwriter or other person acting on its behalf to keep) strictly confidential any information provided to them in connection with the Issuer's exercise of its rights under
Section 3(c) hereof or otherwise provided to the Investment Advisor, or any person acting on its behalf, hereunder. Nothing herein shall be construed to prevent the Investment Advisor from causing the Retirement Trust to effect any Transfer of Registrable Securities otherwise than pursuant to a Registration Statement hereunder, provided that any such Transfer complies with all applicable laws.

         SECTION 4. REGISTRATION PROCEDURES. In connection with any Registration Statement filed in accordance with the terms hereof, the following provisions shall apply:

         (a) The Issuer shall furnish to the Investment Advisor, prior to the filing thereof with the Commission, a copy of any Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein shall use its best efforts to reflect in each such document, when so filed with the Commission, such comments as the Retirement Trust and the Investment Advisor, acting on behalf of the Pension Plans, may reasonably propose. The Investment Advisor and Retirement Trust, acting on behalf of the Pension Plans, agree to provide to the Issuer any information that the Issuer may reasonably request in connection with the preparation and filing of any such Registration Statement and any amendment or supplement thereto.

         (b) The Issuer shall ensure that (i) any Registration Statement, and any amendment and any Prospectus forming part thereof, and any amendment or supplement thereto, complies in all material respects with the Act and the rules and regulations thereunder, (ii) any Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of any Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or agreement is made hereby with respect to information supplied in writing for inclusion in a Registration Statement or Prospectus by the Investment Advisor or the Retirement Trust.

         (c) The Issuer shall notify the Retirement Trust and the Pension Plans in writing:

             (i) when a Registration Statement and any amendment thereto has been filed with the Commission and when a Registration Statement or any post-effective amendment thereto has become effective;

             (ii) of any request by the Commission for amendments or supplements to any Registration Statement or any Prospectus included therein or for additional information;

             (iii) of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose;

             (iv) of the receipt by the Issuer of any notification with respect to the suspension of the qualification of the Registrable Securities included in any Registration Statement for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

             (v) of the occurrence of any event that requires the making of any changes in any Registration Statement or Prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (in which case the notice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made).

         (d) The Issuer shall use its reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time.

         (e) The Issuer shall furnish to the Investment Advisor and to the Underwriters, if any, named therein, such copies of any such Registration Statement, amendment or supplement thereto, and any Prospectus included therein (including each preliminary Prospectus and any amendments or supplements thereto), and such other documents as the Investment Advisor or such Underwriters (or their counsel) may reasonably request in order to facilitate the disposition of the Registrable Securities.

         (f) Prior to any offering of Registrable Securities pursuant to any Registration Statement, the Issuer shall use its best efforts to register or qualify such Registrable Securities under the securities or blue sky laws of such jurisdictions as the Investment Advisor or the Underwriters, if any, shall reasonably request (if such laws require the registration or qualification of such Registrable Securities to consummate the Transfer thereof) and to any and all other acts or things necessary or advisable to enable the Pension Plans to consummate the Transfer of the Registrable Securities in such jurisdictions; provided, however, that the Issuer will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

         (g) The Issuer shall cooperate with the Investment Advisor and the Pension Plans to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be Transferred pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Investment Advisor or the Underwriters, if any, may request.

         (h) Upon the occurrence of any event contemplated by paragraph (c) (v) above, the Issuer shall promptly prepare a post-effective amendment to any Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (i) So long as the Common Stock is listed on any U.S. securities exchange, the Issuer shall use its best efforts to cause all of the Registrable Securities to be listed on such exchange.

         (j) The Issuer shall, if requested, promptly include in a Prospectus supplement or post-effective amendment to a Registration Statement such information as the Investment Advisor and, if applicable, the Underwriters reasonably agree should be included therein, and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as reasonably practicable after being notified of the matters to be included in such Prospectus supplement or post-effective amendment.

         (k) The Issuer shall enter into such agreements (including underwriting agreements in customary form) and take all other appropriate actions in order to expedite or facilitate the registration or the Transfer of the Registrable Securities as the Investment Advisor or the Underwriters, if any, may reasonably request.

         (l) The Issuer shall (i) cause the Issuer's officers, directors, employees and independent accountants to supply all relevant information reasonably requested by the Investment Advisor or any such Underwriter, attorney, accountant or agent in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that any information that is provided by or on behalf of Issuer shall be kept confidential by the Investment Advisor, the Retirement Trust and the Pension Plans and any such Underwriter, attorney, accountant or agent, unless disclosure thereof is made in connection with a court proceeding or is required by law, or such information has become available to the public generally or through a third party without an accompanying obligation of confidentiality; (ii) make such representations and warranties to the Pension Plans, the Retirement Trust, the Investment Advisor and the Underwriters, if any, in form and substance as are customarily made by issuers to Underwriters; (iii) obtain opinions of counsel to the Issuer (which counsel may be an officer or employee of the Issuer) and updates thereof (which counsel and opinions (in form and substance) shall be reasonably satisfactory) addressed to the Retirement Trust


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

on behalf of the Pension Plans, the Investment Advisor and the Underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the Retirement Trust on behalf of the Pension Plans and such Underwriters; (iv) obtain "cold comfort" letters and updates thereof from the independent public accountants of the Issuer addressed to the Retirement Trust and the Pension Plans (provided the Pension Plans and the Trustee furnish the accountants with such representations as the accountants customarily require in similar situations), the Investment Advisor and the Underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings; and (v) deliver such documents and certificates as may be reasonably requested by the Pension Plans, the Retirement Trust, the Investment Advisor and the Underwriters, if any, and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Issuer. The foregoing actions set forth in clauses
(ii), (iii), (iv), and (v) above shall be performed at the effectiveness of such Registration Statement and each post-effective amendment thereto and, if any, at each closing of an Underwritten Offering under any underwriting or similar agreement as and to the extent required thereunder.

         SECTION 5. REGISTRATION EXPENSES. The Issuer shall bear all expenses incurred in connection with the performance of its obligations under this Agreement and shall reimburse the Pension Plans and the Investment Advisor for the reasonable fees and disbursements of one counsel (which shall be reasonably acceptable to the Issuer) designated by each of them to act as their respective legal counsel in connection with any Registration Statement hereunder. The Issuer shall have the right to select the financial printer to be used in connection with any registration of Registrable Securities hereunder. In no event shall Issuer have any obligation in respect of any fees or commissions to any broker, dealer, agent or other party or any underwriting discount, commission, fee or allowance incurred by the Retirement Trust on behalf of the Pension Plans or the Investment Advisor in connection with any Transfer of the Registrable Securities or any of them.

         SECTION 6.  INDEMNIFICATION AND CONTRIBUTION.

         (a) (i) In connection with any Registration Statement, the Issuer agrees to indemnify and hold harmless the Pension Plans, the Retirement Trust and the Investment Advisor and each person who controls either of them within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration or in any preliminary Prospectus or Prospectuses, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Issuer will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon (A) any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Issuer by or on behalf of the Pension Plans or any other indemnified party specifically for inclusion therein, (B) use a Registration Statement or the related Prospectus during a period when a stop order has been issued in respect of such Registration Statement or any proceedings for that purpose have been initiated or use of a Prospectus when use of such Prospectus has been suspended pursuant to Section 3(d); provided, further, in each case, that the Pension Plans, the Retirement Trust or the Investment Advisor or such other indemnified party received prior notice of such stop order, initiation of proceedings or suspension or (C) if the Pension Plans, the Retirement Trust or the Investment Advisor fail to deliver a Prospectus or the then current Prospectus. This indemnity agreement will be in addition to any liability which the Issuer may otherwise have.

         (ii) The Issuer also agrees to indemnify any Underwriters of Registrable Securities under a Registration Statement, their officers and directors and each person who controls such Underwriters on substantially the same basis as that of the indemnification of the Pension Plans, the Retirement Trust and the Investment Advisor provided in this Section 6(a) and shall, if requested by the Retirement Trust on behalf of the Pension Plans and the Investment Advisor, enter into an underwriting agreement reflecting such agreement, as provided in Section 4 hereof.

         (b) Each Underwriter (if any) shall agree to indemnify and hold harmless the Issuer, the Investment Advisor, the Retirement Trust and the Pension Plans, and each of their directors, officers, employees and agents, and each person who controls the Issuer within the meaning of either the Act or the Exchange Act to the same extent as the foregoing indemnity from the Issuer, but only with reference to written information relating to the Underwriter furnished to the Issuer by or on behalf of such Underwriter specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any such Underwriter may otherwise have.

         (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 6, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent the indemnifying party did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel (and local counsel) if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest,
(ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party; provided further, that the indemnifying party shall not be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) representing all the indemnified parties under paragraph (a)(i), paragraph (a)(ii) or paragraph (b) above. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

         (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 6 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), the aggregate contribution of the Retirement Trust and the Pension Plans



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

hereunder shall not exceed the gross proceeds received by the Pension Plans (including the Retirement Trust) from the Transfer of the Registrable Securities and no person quality of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
Section 6, each person who controls the Retirement Trust and/or the Pension Plans within the meaning of either the Act or the Exchange Act shall have the same rights to contribution as the Pension Plans (including the Retirement Trust), and each person who controls the Issuer within the meaning of either the Act or the Exchange Act, and each of its directors, officers, employees and agents, shall have the same rights to contribution as the Issuer, subject in each case to the applicable terms and condition of this paragraph (d).

         (e) The provisions of this Section 6 will remain in full force and effect, regardless of any investigation made by or on behalf of any indemnified party, and will survive the termination of this Agreement and the sale by the Retirement Trust on behalf of the Pension Plans of any Registrable Securities covered by a Registration Statement hereunder.

         SECTION 7.  SELECTION OF UNDERWRITERS.

         Each of the Pension Plans (acting through the Retirement Trust) may sell, at its option, any Registrable Securities pursuant to an Underwritten Offering. In any such Underwritten Offering, the Underwriters that will participate in the offering will be selected by the Retirement Trust and the Investment Advisor; provided, however, that such Underwriters must be reasonably satisfactory to the Issuer.

         SECTION 8.  MISCELLANEOUS.

         (a) No Inconsistent Agreements. The Issuer has not, as of the date hereof, entered into, any agreement that is inconsistent with the rights granted to the Pension Plans herein or that otherwise conflict with the provisions hereof.

         (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless agreed to in a writing executed by the Issuer and the Pension Plans (acting through the Retirement Trust) and the Investment Advisor.

         (c) Notices. All notices and other communications provided for or permitted hereunder shall, except where notice by teleconference is specifically provided for herein, be made in writing by hand-delivery, first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

             (i) If to the Pension Plans, the Retirement Trust, the Trustee and/or the Investment Advisor at the following address:

                  The Northern Trust Company
                  50 South LaSalle Street
                  Chicago, Illinois 60675
                  Attention:  Mr. Peter Sparrow, Vice President
                  Tel: (312) 444-4930
                  Fax: (312) 630-6062

                  (ii) If to the Issuer, at the following address:

                  The Goodyear Tire & Rubber Company
                  1144 East Market Street
                  Akron, Ohio 44316-0001
                  Attention:  Vice President and Treasurer
                  Tel: (330) 796-7848
                  Fax: (330) 796-1021

                  All such notices and communications shall be deemed to have been duly given when received.

                  The Pension Plans, the Retirement Trust, the Trustee, the Investment Advisor, or the Issuer may, by notice to the other, designate additional or different addresses for subsequent notices or communications.

         (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto and their respective directors, trustees, officers, employees, agents and controlling persons. None of the rights or obligations under this Agreement shall be assigned by the Retirement Trust or the Investment Advisor without the prior written consent of the Issuer.

         (e) Counterparts. This agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (f) Headings. The headings in this agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (g) Governing Law. This agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, without regard to such State's conflicts of laws provisions.

         (h) No Third Party Beneficiaries. This Agreement is for the sole and exclusive benefit of the Issuer, the Pension Plans, the Retirement Trust and the Investment Advisor, and to the extent set forth in Section 5, those other persons expressly named as indemnified parties hereunder. Nothing in this Agreement shall be construed to give to any other person any legal or equitable right, remedy or claim under this Agreement.

         (i) Termination. Unless extended by the Issuer, this Agreement shall terminate at such time as there are no longer any Registrable Securities held by the Retirement Trust on behalf of the Pension Plans.

         (j) Cooperation. Each party hereto shall take such further action, and execute and deliver such additional documents, as may be reasonably requested by any other party hereto in order to carry out the purposes of this Agreement.

         IN WITNESS WHEREOF, the parties hereto, being duly authorized, have executed and delivered this Agreement as of the date first above written.

                        THE GOODYEAR TIRE & RUBBER COMPANY

                        By:  /s/ Darren R. Wells
                             ---------------------------------------------------
                             Name:  Darren R. Wells
                             Title:  Vice President and Treasurer


                        THE GOODYEAR TIRE & RUBBER COMPANY
                        DIRECTED RETIREMENT TRUST

                                 By:  The Northern Trust Company, as Trustee


                                 By:  /s/ Peter R. Sparrow
                                      ------------------------------------------
                                      Name: Peter R. Sparrow
                                      Title: Vice President


                        THE NORTHERN TRUST COMPANY, as
                        Investment Advisor

                        By:  /s/ Peter R. Sparrow
                             ---------------------------------------------------
                             Name: Peter R. Sparrow
                             Title: Vice President

                                   SCHEDULE I


         "THE SHARES OF COMMON STOCK OF THE GOODYEAR TIRE & RUBBER COMPANY ("GOODYEAR") REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OF THE UNITED STATES OF AMERICA (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS OR OTHER SIMILAR LAWS OF ANY JURISDICTION (THE "LAWS"), AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGE OR OTHERWISE DISPOSE OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR IN COMPLIANCE WITH APPLICABLE EXEMPTIONS(S) FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND UNTIL GOODYEAR SHALL HAVE RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT THE SHARES OF COMMON STOCK EVIDENCED BY THIS SECURITY MAY BE OFFERED AND SOLD OR OTHERWISE TRANSFERRED IN COMPLIANCE WITH ALL SUCH APPLICABLE LAWS. ANY OFFER, SALE, TRANSFER OR OTHER DISPOSITION OF THIS SECURITY IS SUBJECT TO RESTRICTIONS CONTAINED IN A LETTER OF AGREEMENT DATED SEPTEMBER 12, 2002 AMONG GOODYEAR, THE GOODYEAR COMMON TRUST FOR THE COLLECTIVE INVESTMENT OF RETIREMENT PLAN FUNDS, THE GOODYEAR DIRECTED RETIREMENT TRUST AND THE NORTHERN TRUST COMPANY. THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE TERMS OF SAID AGREEMENT, A COPY OF WHICH IS ON FILE AT, AND MAY BE REVIEWED AT OR OBTAINED FROM, THE OFFICE OF THE SECRETARY OF GOODYEAR LOCATED AT 1144 EAST MARKET STREET, AKRON, OHIO 44316-0001, UNITED STATES OF AMERICA.

                                   SCHEDULE II


                  Agreement dated September 12, 2002, among Issuer, the Pension Trust, the Retirement Trust, the Named Fiduciary and Northern.

                  Agreement dated June 17, 2002, among Issuer, the Pension Trust, the Retirement Trust, the Named Fiduciary and Northern.